CONSTELLATION INSTITUTIONAL PORTFOLIOS

                CIP SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO
                       CIP JSAM LARGE CAP VALUE PORTFOLIO
                            CIP JSAM VALUE PORTFOLIO

                                  MAY 18, 2005
                              AMENDED MARCH 6, 2006

                               INVESTMENT MANAGER:
                            TOUCHSTONE ADVISORS, INC.

This Statement of Additional Information is not a prospectus and relates to the Sands Capital Institutional Growth, JSAM Large Cap Value and JSAM Value Portfolios (the "Portfolios"). It is intended to provide additional information regarding the activities and operations of the Portfolios, each of which is a series of Constellation Institutional Portfolios (the "Trust"), and should be read in conjunction with the Portfolios' Prospectus dated May 18, 2005, amended March 1, 2006. The Prospectus may be obtained without charge by calling 1-800-304-2459.

                                TABLE OF CONTENTS

                                                                            PAGE

The Trust................................................................   B-3

Description of Non-Principal Investments and Risk Factors................   B-3

Investment Limitations...................................................   B-6

Management of the Portfolios.............................................   B-8

The Investment Manager...................................................   B-13

Purchase and Redemption of Shares........................................   B-18

Determination of Net Asset Value.........................................   B-18

Taxes ...................................................................   B-19

ERISA Considerations.....................................................   B-22

Portfolio Transactions...................................................   B-22

Portfolio Holdings.......................................................   B-23

Voting   ................................................................   B-24

Description of Shares....................................................   B-24

Limitation of Trustees' Liability........................................   B-25

Code of Ethics...........................................................   B-25

Proxy Voting.............................................................   B-25

Control Persons and Principal Shareholders...............................   B-26

Financial Statements.....................................................   B-26

Appendix A - Proxy Voting Policies and Procedures .......................   B-27

THE TRUST

This Statement of Additional Information relates to the Sands Capital Institutional Growth, JSAM Large Cap Value and JSAM Value Portfolios of the Trust. The Trust is an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated May 30, 2002 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of Portfolios. Each Portfolio is a separate mutual fund and each share of each Portfolio represents an equal proportionate interest in that Portfolio.

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Manager") serves as the manager for each Portfolio. Sands Capital Management, LLC ("Sands Capital") serves as the sub-adviser to the Sands Capital Institutional Growth Portfolio. JS Asset Management, LLC ("JSAM") serves as sub-adviser to the JSAM Large Cap Value and JSAM Value Portfolios. Sands Capital and JSAM are each a "Sub-Adviser," and together are "Sub-Advisers." Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolios.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

Each Portfolio's principal strategy and principal risks are described in the Prospectus. Each Portfolio may also invest in the investments listed below or engage in the investment techniques listed below unless otherwise indicated.

BORROWING

The Portfolios may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. A Portfolio may borrow more than 5% of its total assets from a bank, provided that if borrowings exceed 5% the Portfolio maintains assets totaling at least 300% of the amount borrowed when the amount borrowed is added to the Portfolio's other assets. This means that a Portfolio may borrow up to one-half (50%) the value of its total assets, including the amount borrowed. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in a Portfolio's return. The Portfolios may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.

INVESTMENT COMPANY SHARES

Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Touchstone Advisors has received an exemptive order from the SEC that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Portfolio (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

MICRO-CAP COMPANY RISK

The Portfolios may invest in companies with market capitalizations that fall at the lower extreme of the market capitalization range (micro-capitalization companies). These micro-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The stocks of micro-cap companies are less stable in price and less liquid than the stocks of larger, more established companies.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from a Sub-Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

PRIVATELY-PLACED SECURITIES

The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio. Repurchase agreements entered into by a Portfolio will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The Trust's Custodian (or its agent) must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

SECURITIES LENDING

In order to generate supplemental income, a Portfolio may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the U.S. government or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Portfolio that cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

No Portfolio may:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry or group of industries.

2.    Issue senior securities.

3. Underwrite securities of other issuers, except insofar as a Portfolio may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Portfolio's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that each Portfolio may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Borrow money from banks in an amount that exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

Except as otherwise indicated, the Portfolios' investment policies and restrictions, including those described in "Description of Permitted Investments and Risks" are not fundamental and may be changed without a vote of shareholders.

Except for the limitation on borrowings and illiquid securities, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Portfolio's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Portfolio and may be changed with respect to a Portfolio by the Board of Trustees.

No Portfolio may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Portfolio's assets) permitted by the Portfolio's fundamental limitation on borrowing, as described above.

2.    Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box".

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5.    Invest 15% or more of its net assets in illiquid securities.

6. Make investments in securities when outstanding borrowings exceed 5% of the Portfolio's total assets.

MANAGEMENT OF THE PORTFOLIOS

The Board of Trustees provides broad oversight over the affairs of the Trust. The day-to-day affairs of the Trust and Portfolios are managed by the Manager, subject to the ultimate supervision of and any policies established by the Board of Trustees, and pursuant to the terms of the Declaration of Trust and the Management Agreement.

BOARD OF TRUSTEES.
------------------

The Trustees supervise the management and affairs of the Trust under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Portfolio's activities, review contractual arrangements with companies that provide essential management services to the Trust, and review performance. The Trustees of the Trust and their principal occupations for the last five years are set forth below.

The Trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), are referred to as "Independent Trustees." All funds managed by Touchstone Advisors are part of the "Touchstone Fund Complex." A list of the Trusts in the Touchstone Fund Complex is contained in a footnote to the following table.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER
                                        TERM OF                                                      OF FUNDS
                                        OFFICE                                                       OVERSEEN
                                          AND                                                         IN THE
         NAME            POSITION      LENGTH OF                                                     TOUCHSTONE       OTHER
        ADDRESS          HELD WITH       TIME                                                          FUND        DIRECTORSHIPS
          AGE            TRUST         SERVED(2)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      COMPLEX(3)       HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee      Until  she    Senior Vice President of The Western and            54       Director of
Touchstone               and          resigns or    Southern Life Insurance Company.  President                  LaRosa's (a
Advisors, Inc            President    is removed    and a director of IFS Financial Services,                    restaurant chain)
303 Broadway                                        Inc. (a holding company).  She is a director
Cincinnati, OH                        Trustee       of Capital Analysts Incorporated (an
Age: 50                               since 2006    investment advisor and broker-dealer),
                                                    Integrated Fund Services, Inc. (the Trust's
                                                    sub-administrator), IFS Fund Distributors,
                                                    Inc. (a broker-dealer), Touchstone Advisors,
                                                    Inc. (the Trust's investment manager) and
                                                    Touchstone Securities, Inc. (the Trust's
                                                    distributor).  She is also President and a
                                                    director of IFS Agency Services, Inc. (an
                                                    insurance agency), W&S Financial Group
                                                    Distributors, Inc. (an annuity distributor)
                                                    and IFS Systems, Inc.  She is Senior Vice
                                                    President and a director of Fort Washington
                                                    Brokerage Services, Inc. (a broker-dealer).
                                                    She is President and Chief Executive Officer
                                                    of Integrity Life Insurance Company and
                                                    National Integrity Life Insurance Company.
                                                    She is President of Touchstone Tax-Free
                                                    Trust, Touchstone Investment Trust,
                                                    Touchstone Variable Series Trust,
                                                    Touchstone Strategic Trust and Constellation
                                                    Funds  She was President of Touchstone
                                                    Advisors, Inc., and Touchstone Securities,
                                                    Inc. until 2004.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until he      President and Chief Executive Officer of            54       Director of the
105 East Fourth Street                resigns or    Cox Financial Corp. (a financial services                    Federal Reserve
Cincinnati, OH                        is            company).                                                    Bank of
Age: 58                               removed                                                                    Cleveland and
                                                                                                                 Cinergy
                                      Trustee                                                                    Corporation (a
                                      since 2006                                                                 utility
                                                                                                                 company);
                                                                                                                 Chairman of The
                                                                                                                 Cincinnati Bell
                                                                                                                 Telephone
                                                                                                                 Company LLC;
                                                                                                                 Director of The
                                                                                                                 Timken Company
                                                                                                                 (a manufacturer
                                                                                                                 of bearings,
                                                                                                                 alloy steels and
                                                                                                                 related products
                                                                                                                 and services);
                                                                                                                 Director of
                                                                                                                 Diebold,
                                                                                                                 Incorporated (a
                                                                                                                 provider of
                                                                                                                 integrated
                                                                                                                 self-service
                                                                                                                 delivery and
                                                                                                                 security
                                                                                                                 systems).
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until  he    Executive for Duro Bag Manufacturing Co. (a        54         Trustee of Jewish
c/o Touchstone                        resigns or   bag manufacturer);  President of Shor                         Hospital; Greater
Advisors, Inc.                        is           Foundation for Epilepsy Research (a                           Cincinnati Arts &
303 Broadway                          removed      charitable foundation);  Trustee of                           Education Center
Cincinnati, OH                                     Riverfront Funds (mutual funds) from 1999 -                   and Cincinnati Arts
Age: 67                               Trustee      2004.                                                         Association.
                                      since 2006
-----------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee      Until  he    Retired Partner of KPMG LLP (a certified           54         Trustee of
Stautberg                             resigns or   public accounting firm).  He is Vice                          Tri-Health
c/o Touchstone                        is           President of St. Xavier High School.                          Physician
Advisors, Inc.                        removed                                                                    Enterprise
303 Broadway                                                                                                     Corporation.
Cincinnati, OH                        Trustee
Age: 71                               since 2006
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment manager, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the Manager and Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) Each Trustee is elected to serve until he or she sooner resigns or is removed.
(3) The Touchstone Fund Complex consists of 3 series of the Trust, 19 series of the Constellation Funds, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.
(4)   Each Trustee is also a Trustee of the Trusts in the Touchstone Fund
      Complex.

The Trustees serve on the Board of Trustees for terms of indefinite duration. A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days' prior written notice to the other Trustees, and may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Trustees not subject to the removal vote or (b) the vote or written consent of shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all shareholders. The Trustees will render assistance to shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the 1940 Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.

The Declaration of Trust provides that a Trustee's responsibilities shall terminate if the Trustee (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Trustee (upon not less than 90 days' prior written notice to the other Trustees); (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction or files a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) has a receiver appointed to administer his property or affairs; or (viii) otherwise ceases to be a Trustee of the Trust under law.

The Declaration of Trust provides that a Trustee shall not be liable to the Trust or to any of its shareholders for any loss or damage caused by any act or omission in the performance of his or her services under the Declaration of Trust, unless it is determined that such loss is due to an act or omission of the Trustee constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office. Trustees are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitration, administrative or legislative body, in which the Trustee may be or may have been involved as a party or otherwise, or with which the Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Trust or the past or present performance of services to the Trust by the Trustee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Trustee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such the Trustee's office. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

BOARD STANDING COMMITTEES. The Board of Trustees has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls. The Audit Committee is comprised of each of the Independent Trustees. The Audit Committee met two times during the fiscal year ended December 31, 2005.

FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Independent Trustee and various officers and representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Board reviews the Fair Value Pricing Committee's determinations. The Fair Value Pricing Committee did not hold any meetings during the fiscal year ended December 31, 2005.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee held one meeting during the fiscal year ended December 31, 2005. The Nominating Committee will accept nominations from security holders. Nominations from security holders should be submitted to the Chairperson of the Nominating Committee, c/o Constellation Institutional Portfolios, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to the Chairman of the Nominating Committee, c/o Constellation Institutional Portfolio, 303 Broadway, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

SECURITIES OWNED BY TRUSTEES. As of December 31, 2005 none of the current Trustees held any shares of the Portfolios, or an affiliate of the Portfolios. As of December 31, 2005, none of the current Trustees held shares of Touchstone Advisors, Touchstone Securities, Inc. (the Trust's distributor) or any of their affiliates.

COMPENSATION TO INDEPENDENT TRUSTEES. The following table sets forth the compensation paid to the Independent Trustees that served on the Board of Trustees during the fiscal year ended December 31, 2005. The Independent Trustees do not receive any pension or retirement benefits.

--------------------------------- ------------------------------------- -----------------------------------
                                    Aggregate Compensation from the        Total Compensation from the
                                      Trust for Fiscal Year Ended        Constellation Family1 for Fiscal
Name                                       December 31, 2005               Year Ended December 31, 2005
--------------------------------- ------------------------------------- -----------------------------------
Alfred C. Salvato                                $9,500                              $70,450
--------------------------------- ------------------------------------- -----------------------------------
Janet F. Sansone                                 $9,500                              $68,200
--------------------------------- ------------------------------------- -----------------------------------
Ronald Filante                                   $9,500                              $67,200
--------------------------------- ------------------------------------- -----------------------------------

(1)   The Constellation Family consists of the Trust and the Constellation
      Funds.

Each Independent Trustee is paid a quarterly retainer of $1,000. Each Independent Trustee is paid meeting fees of $1,000 per joint (with Constellation Funds) in person meeting, $2,500 per stand alone in person meeting and $250 per telephone meeting. The Trustee that serves on the Fair Value Pricing Committee receives a fee of $250 per meeting. The other Trustees receive no annual or other fees. All Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses.

TRUST OFFICERS. Set forth below is information about the principal officers of the Trust. None of the officers receive compensation from the Trust for their services.

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
----------------------------------------------------------------------------------------------------------------------------------
          NAME              POSITION         TERM OF             PRINCIPAL OCCUPATION(S)       NUMBER OF FUNDS   OTHER
        ADDRESS            HELD WITH        OFFICE AND             DURING PAST 5 YEARS            OVERSEEN        DIRECTORSHIP
          AGE               TRUST(1)        LENGTH OF                                              IN THE          HELD
                                           TIME SERVED                                           TOUCHSTONE
                                                                                              FUND COMPLEX(2)
----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          President       Until               See biography above.                   54         See biography
Touchstone                and Trustee     resignation,                                                          above.
Advisors, Inc.                            removal or
303 Broadway                              disqualification
Cincinnati, OH
Age: 50                                   President
                                          since
                                          2006
----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch           Vice            Until               Vice President-Compliance of           54         None
Touchstone Advisors,      President and   resignation,        IFS Financial Services, Inc.,
Inc.                      Chief           removal or          Director of Compliance of
303 Broadway              Compliance      disqualification    Fort Washington Brokerage
Cincinnati, OH            Officer                             Services, Inc.; Chief
Age: 48                                   Vice                Compliance Officer of Puglisi
                                          President           & Co. from 2001 until 2002;
                                          since 2006          Vice President - Compliance
                                                              of Palisade Capital
                                                              Management LLC (an
                                                              investment advisor) from
                                                              1997 until 2000.
----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo            Vice            Until               President of Touchstone                54         None
Touchstone Securities,    President       resignation,        Securities, Inc. and
Inc.                                      removal or          Touchstone Advisors, Inc.;
303 Broadway                              disqualification    Managing Director, Deutsche
Cincinnati, OH                                                Asset Management until 2001.
Age: 54                                   Vice
                                          President
                                          since 2006
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
William A. Dent           Vice            Until               Senior Vice President of               54         None
Touchstone Advisors,      President       resignation,        Touchstone Advisors, Inc.;
Inc.                                      removal or          Marketing Director of
303 Broadway                              disqualification    Promontory Interfinancial
Cincinnati, OH                                                Network from 2002-2003;
Age: 42                                   Vice                Senior Vice President of
                                          President           McDonald Investments from
                                          since 2006          1998 - 2001;
----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft      Controller      Until               Senior Vice President, Chief           54         None
Touchstone                and             resignation,        Financial Officer and
Advisors, Inc.            Treasurer       removal or          Treasurer of Integrated Fund
303 Broadway                              disqualification    Services, Inc., IFS Fund
Cincinnati, OH                                                Distributors, Inc. and Fort
Age: 43                                   Controller          Washington Brokerage
                                          and Treasurer       Services, Inc. She is Chief
                                          since 2006          Financial Officer of IFS
                                                              Financial Services, Inc.,
                                                              Touchstone Advisors, Inc. and
                                                              Touchstone Securities, Inc.
                                                              and Assistant Treasurer of
                                                              Fort Washington Investment
                                                              Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Constellation Funds, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 3 series of the Trust, 19 series of the Constellation Funds, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

THE INVESTMENT MANAGER

Touchstone Advisors, Inc. (the "Manager") serves as the Portfolios' investment manager under the terms of a management agreement (the "Management Agreement"). Under the Management Agreement, Touchstone Advisors continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. Under the Management Agreement, Touchstone Advisors also provides administrative services to the Trust, and may hire other service providers, including its affiliates, to perform administrative services. Touchstone Advisors is responsible for compensating any third party engaged by Touchstone Advisors to provide services under its supervision, including the Sub-Advisers, sub-administrator and transfer and dividend disbursing agent. Touchstone Advisors is also responsible for payment of fees of the Independent Trustees, custodian, independent public accountant, legal counsel (excluding costs in connection with certain litigation or administrative actions), bookkeeper, accounting agent and all other clerical and administrative functions.

The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's manager was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Management Agreement as to the Portfolios after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Portfolio, or by the Manager on 90 days' written notice to the Trust.

Pursuant to the Management Agreement, each Portfolio pays Touchstone Advisors a unified fee for providing management and administrative services, payable monthly equal to the following percentage of such Portfolio's average daily net assets on an annual basis:

      Sands Capital Institutional Growth Portfolio         0.78%
      JSAM Large Cap Value Portfolio                       0.70%
      JSAM Value Portfolio                                 0.80%

The unified management fee does not include the costs of any interest, taxes, dues, fees, or similar costs, costs of qualifying shares for sale in any jurisdiction, brokerage or other transaction costs, or certain extraordinary expenses.

The Manager is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Manager because she is a Director of the Manager and an officer of affiliates of the Manager. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the management fees paid to the Manager.

THE SUB-ADVISERS

SANDS CAPITAL MANAGEMENT. Sands Capital, located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, is a professional investment management firm, and is registered with the SEC as an investment adviser. Sands Capital serves as the sub-adviser to the Sands Capital Institutional Growth Portfolio under a written sub-advisory agreement. As a sub-adviser, Sands Capital makes investment decisions for the Portfolio and also ensures compliance with the Portfolio's investment policies and guidelines. As of December 31, 2004, Sands Capital had approximately $11.4 billion in assets under management.

For its services as investment Sub-Adviser to the Portfolio, Sands Capital is entitled to receive sub-advisory fees from Touchstone Advisors at an annualized rate, based on the daily net assets of the Portfolio, as follows:

      Sands Capital Institutional Growth Portfolio         0.45%

      OTHER ACCOUNTS. The Sands Capital Institutional Growth Portfolio is managed by Frank M. Sands, Sr., CFA; Frank M. Sands, Jr., CFA; and David E. Levanson, CFA. Sands Capital employs a single investment strategy - the Sands Capital Large Cap Growth Equity strategy - for all client portfolios, including funds as well as institutional and individual accounts. The entire Sands Capital investment team is focused only on this Large Cap Growth Equity strategy.

      Messrs. Sands, Sands and Levanson also manage other mutual funds as well as separate accounts. As of December 31, 2004, the investment team managed or sub-advised 5 registered mutual funds with approximately $1.36 billion in total assets, and 1,129 separate accounts totaling $9.75 billion in assets. The investment team also managed 3 unregistered pooled vehicles with total assets of approximately $314 million. With respect to such accounts, 1 account, with assets of approximately $131 million, pays Sands Capital a fee based upon the performance of the account.

      CONFLICTS. Sands Capital does not face material conflicts of interest in managing the Portfolio. Because Sands Capital manages only one strategy, all of the firm's personnel and resources are dedicated to ensuring that all accounts perform in line with one another to the greatest extent possible. Moreover, Sands Capital has adopted policies to ensure the fair and appropriate allocation of all investment opportunities across all client portfolios, generally on a pro rata basis. Finally, while Sands Capital is entitled to receive a performance-based adjustment with respect to certain fund client accounts, such adjustments do not present a significant incentive for Sands Capital to unfairly favor such accounts, as such potential adjustments are not material to the firm's results or any portfolio manager's compensation and the maximum potential adjustment would only increase or decrease the total fee received from that client by approximately 20%.

      COMPENSATION. All Sands Capital employees receive a fixed cash salary, an annual variable cash qualitative bonus, and a variable cash profit sharing plan distribution. Employees may receive a qualitative bonus based on an annual employee evaluation of individual performance, which is based on each employee's job responsibilities. The profit sharing plan is a discretionary vehicle funded based on annual levels of Sands Capital's profitability, where participating individuals receive distributions based on their seniority and overall impact on Sands Capital's profitability.

      Investment professionals, including portfolio managers, and other senior executives also are eligible to receive additional variable cash compensation through the Sands Capital's "synthetic" equity plan, long term incentive bonus program and investment results bonus. The "synthetic" equity plan and long term incentive bonus program are based upon firm-wide results (i.e., the Portfolio and all other Sands Capital accounts combined). Under the "synthetic" equity plan, Sands Capital's senior employees (including portfolio managers) are eligible to receive a variable cash distribution based upon growth of the firm's gross revenues. Under the long term incentive bonus program, Sands Capital may add an additional variable cash component to the "synthetic" equity plan cash distribution based on overall firm profitability. In addition, investment professionals may also receive a variable cash investment results bonus. The investment results bonus is based upon one- and three-year components, calculated by reference to the relative performance of Sands Capital's institutional composite (before taxes) and the Russell 1000 Growth index over rolling one and three year periods.

      FUND OWNERSHIP. As of the date of this SAI, Frank Sands, Sr., Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Institutional Growth Portfolio.

JS ASSET MANAGEMENT. JSAM, located at 10800 Sikes Place, Charlotte, North Carolina, 28277, is a professional investment management firm, and is registered with the SEC as an investment adviser. JSAM serves as the sub-adviser to the JSAM Large Cap Value and JSAM Value Portfolios under a written sub-advisory agreement. As sub-adviser, JSAM makes investment decisions for the Portfolios and also ensures compliance with the Portfolios' investment policies and guidelines. As of April 20, 2005, JSAM had approximately $60 million in assets under management.

For its services as sub-adviser to the Portfolios, JSAM is entitled to receive sub-advisory fees from Touchstone Advisors at an annualized rate, based on the daily net assets of the Portfolio, as follows

      JSAM Large Cap Value Portfolio    0.40% on assets up to $250 million
                                        0.35% on assets above $250 million
      JSAM  Value Portfolio             0.50% on assets up to $250 million
                                        0.45% on assets above $250 million

      OTHER ACCOUNTS. As of April 20th, 2005, JSAM manages $47 million in 3 institutional separate accounts, primarily in the Large Cap Value strategy.

      OTHER POOLED INVESTMENT VEHICLES. As of April 20th, 2005, JSAM also serves as sub-adviser to one pooled investment vehicle with $13 million in assets under management, which pays a fee to JSAM based in part on the performance of the account.

      CONFLICTS. While JSAM manages an account that is entitled to receive a performance-based adjustment, JSAM does not believe that such adjustment presents a significant incentive for JSAM to unfairly favor such accounts because JSAM has a policy to manage each account based on its investment objectives and related restrictions. JSAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

      COMPENSATION. All JSAM employees receive a fixed cash salary and an annual variable qualitative cash bonus. The bonus is based on firm profitability, individual performance and product performance and is calculated as a fixed percentage of base salary. The bonus payment is not derived from or based specifically on the performance or profitability of any one account (including a Portfolio.) Mr. Schneider's compensation is not linked to any specific factors, such as the performance of the Portfolios or asset levels, although JSAM may consider these factors, among others, when considering the amount of any bonus. Investment professionals also own equity in JSAM, and will receive cash distributions (as declared and distributed) in accordance with their ownership interests in JSAM.

      FUND OWNERSHIP. As of the date of this SAI, the Portfolios managed by JSAM had not commenced operations and therefore there is no Portfolio Manager ownership information to report.

OTHER SERVICE PROVIDERS

SUB-ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT. PFPC, Inc. ("PFPC"), a Massachusetts corporation, serves as a sub-administrator for the Trust. It provides general management related services, including those relating to valuation of each Portfolio's assets. PFPC also acts as the Transfer Agent and Dividend Paying Agent for the Trust. Touchstone Advisors pays PFPC a fee for providing these services. PFPC is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. Touchstone Advisors pays PFPC a fee for providing these services.

SUB-ADMINISTRATOR. Touchstone Advisors has appointed Integrated Fund Services, Inc. ("Integrated"), 303 Broadway, Cincinnati, Ohio 45202 as a Trust sub-administrator. Integrated is an affiliate of Touchstone Advisors by reason of common ownership. Integrated prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with Touchstone Advisors to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by Touchstone Advisors. Touchstone Advisors pays Integrated a fee for providing sub-administration services.

DISTRIBUTOR. Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Cincinnati Ohio 45202 has entered a distribution agreement with the Trust (the "Distribution Agreement"). The Distributor is a registered broker-dealer, and an affiliate of the Manager by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Portfolios are offered to the public on a continuous basis. The Distributor is not obligated to distribute a particular number of shares of the Portfolios and receives no compensation for serving as principal underwriter. Prior to March 1, 2006, Constellation Investment Distribution Company, Inc. was the Trust's distributor.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.

CUSTODIAN. PFPC Trust Company (the "Custodian"), a limited purpose trust company incorporated under the laws of Delaware, serves as the primary custodian of the Portfolios' assets, and may maintain custody of the Portfolios' assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) selected by the Investment Manager. Assets of the Portfolios are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19808.

Auditors and Legal Counsel.
---------------------------

KPMG LLP serves as the independent auditors of the Trust. Its principal business address is 1601 Market Street, Philadelphia PA 19103.

Morgan, Lewis & Bockius LLP, acts as legal counsel to the Trust. Its principal business address is 1701 Market Street, Philadelphia, Pennsylvania 19103.

FISCAL YEAR

Each Portfolio's fiscal year ends on December 31st.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange (NYSE) is open for business. Currently, the days on which each Portfolio is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Portfolios' net asset value per share is computed once daily, Monday through Friday, as of the close of the NYSE, typically 4:00 p.m. Eastern Time except when the Portfolio is not open for business, days during which the Portfolio receives no purchase or redemption orders, and on days when the NYSE is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Portfolio for any period during which the NYSE, the Manager, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued under the direction of the Manager. The Manager or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

If market prices are unavailable or believed to be unreliable, the Manager will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees.

Some Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Portfolio shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Portfolio would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Portfolios or their shareholders and the discussion here and in the Portfolios' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Portfolios and their shareholders that are not discussed in the Portfolios' Prospectus. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Portfolio controls such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolios will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax. A Portfolio may in certain circumstances be required to liquidate Portfolio investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Manager or a Sub-Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

Distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Portfolio of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Portfolio). To the extent designated as such, all or a portion of these distributions may be treated as qualified dividend income eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. In order for the dividends received by a shareholder of a Portfolio to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Portfolio's shares.

A Portfolio will inform you of the amount of ordinary dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, a Portfolio may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.

If a Portfolio's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Portfolio's shares and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Dividends paid by the Portfolios will be eligible for the dividends-received deduction allowed to corporate shareholders to the extent they are derived from dividends from domestic corporations, subject to certain limitations; however, dividends received by a corporate shareholder, which qualify for the dividends-received deduction, may not be subject to the alternative minimum tax.

In the case of corporate shareholders, Portfolio distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Portfolio for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend for this purpose if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in a corporate shareholder's alternative minimum taxable income calculation.

If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate tax rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations). The Board reserves the right not to maintain the qualification of a Portfolio as a RIC if it determines such course of action to be beneficial to shareholders.

In certain cases, the Portfolios will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

STATE TAXES

Distributions by any Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

ERISA CONSIDERATIONS

Before authorizing an investment in shares of a Portfolio, fiduciaries of a pension, profit sharing or other employee benefit plan subject to the Employee Income Security Act of 1974, as amended, ("ERISA Plans") should consider (i) whether the investment in such shares satisfies the prudence and diversification requirements of Section 404 of ERISA, (ii) whether such fiduciaries have authority to acquire such shares under the plan's investment policies and appropriate governing instruments (including Title I of ERISA) and (iii) whether the investment will result in unrelated business taxable income to the plan. Also, fiduciaries of an individual retirement account ("IRA"), a Keogh plan or other "plan" described in Section 4975(e)(1) of the Code that is not otherwise subject to Title I of ERISA (collectively "Tax-Qualified Plans"), should consider that a Tax-Qualified Plan may only make investments that are authorized by the appropriate governing instruments.

Because the Trust is registered as an investment company under the Investment Company Act, the underlying assets of a Portfolio should not be considered to be "plan assets" of any Plan investing in a Portfolio for purposes of the fiduciary rules under ERISA and the prohibited transaction rules under ERISA and the Code.

PORTFOLIO TRANSACTIONS

Each Sub-Adviser selects brokers and dealers to effect securities transactions for the Portfolios. Each Sub-Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. Each Sub-Adviser seeks to select brokers or dealers that offer a Portfolio best price and execution or other services that benefit the Portfolios.

Each Sub-Adviser may, consistent with the interests of the Portfolios, select brokers on the basis of the research services provided to the Sub-Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by a Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the sub-advisory agreement. If, in the judgment of a Sub-Adviser, a Portfolio or other accounts managed by the Sub-Adviser will be benefited by supplemental research services, the Sub-Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Portfolio or account generating the brokerage, and there can be no guarantee that the Sub-Adviser will find all of such services of value in advising that Portfolio.

No Sub-Adviser directly or indirectly may compensate a broker for promoting Portfolio shares with portfolio transactions.

PORTFOLIO HOLDINGS

The Board of Trustees has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Portfolios. In addition to the permitted disclosures described below, the Portfolios must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Portfolio shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Portfolio will make available on a monthly basis information regarding month-end holdings, performance and related characteristics ("Portfolio Information"). This information is generally available within 10 days after month-end, and may be requested by calling the Portfolios at 1-800-304-2459 or writing the Portfolios at 303 Broadway, Suite 1100, Cincinnati., OH 45202. No person requesting Portfolio Information shall be permitted to gain access to such information in advance of other parties, nor shall access to such information be provided on an inequitable basis to any person or party.

The Portfolios' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of Portfolio Information at differing times and with different lag times in instances where a Portfolio has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Trust anticipates that such recipients could include, but not be limited to, rating agencies and pension plan sponsors and/or their consultants. Whenever disclosure of Portfolio Information involves a conflict of interest between the interests of shareholders, on the one hand, and the Manager, a Sub-Adviser, the Distributor or any affiliated person of the Portfolios, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. In no event shall the Manager, a Sub-Adviser, the Distributor or any affiliated person of the Portfolios receive any direct or indirect compensation in connection with the disclosure of information about a Portfolio's portfolio holdings. The Board of Trustees will be informed of (i) any exceptions granted that were not previously approved by the Board, (ii) any issues arising relating to the portfolio holdings policies, and (iii) any material changes to the portfolio holdings policies, at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.

Currently, the Manager has obtained, on behalf of the Portfolios, a confidentiality agreement from and has an arrangement to provide additional disclosure of Portfolio Information to Factset Research Systems Inc., which provides portfolio attribution services to the Manager. In addition, the Portfolios' service providers, such as the Sub-Advisers, Custodian, Sub-Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Portfolios. Each service provider is required to keep such information confidential.

VOTING

Each share held entitles the shareholder of record to one vote for each whole share owned, and a proportional fractional vote for each fractional share owned. Shares issued by each Portfolio have no preemptive, conversion, or subscription rights. Each Portfolio, as a separate series of the Trust, votes separately on matters affecting only that Portfolio. Voting rights are not cumulative. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Portfolio's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the affected Portfolio's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each Portfolio. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Portfolio. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of Portfolios. All consideration received by the Trust for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Manager, each Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Portfolio), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Portfolio to the Sub-Advisers. Generally, the Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees may periodically review each Portfolio's proxy voting record.

The Trust is required to disclose annually each Portfolio's complete proxy voting record on Form N-PX. Once filed, Form N-PX for each Portfolio will be available upon request by calling 1-800-304-2459 or by writing to the Trust at 303 Broadway, Cincinnati OH 45202. Each Portfolio's Form N-PX will also be available from the EDGAR Database on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 30, 2005, the following individuals owned of record or beneficially, 5% or more of the outstanding voting securities of the Sands Capital Institutional Growth Portfolio.

-------------------------------------------------------------------------------------------------------------------
                 Name and Address                     Owner of Record       Beneficial Owner      Percent of Shares
-------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank Trust                                   X                                         42.03%
United Benefits Group's Co-op
Retirement Plan Trust
Attn:  Elizabeth Eldridge
345 Park Avenue, 6th Floor
New York, NY  10154-1002
-------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                    X                                         27.21%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
-------------------------------------------------------------------------------------------------------------------
Northern Trust Company Trust FBO                             X                                          7.39%
Flint Ink Corp 401K Trust Plan-DV X
PO Box 92994
Chicago, IL  60675-2994
-------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, the JSAM Large Cap Value and JSAM Value Portfolios had not commenced operations, and therefore, there are no 5% beneficial owners to report.

FINANCIAL STATEMENTS

The Constellation Institutional Portfolios' Financial Statements for the fiscal year ended December 31, 2005, including the Report of Independent Accountants, are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual and Semi-Annual Reports may be obtained free of charge by calling the Trust at 1-800-304-2459 or by writing to the Trust at 303 Broadway, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Institutional Portfolios, from the EDGAR Database on the SEC's website at www.sec.gov.

APPENDIX A


SANDS CAPITAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------
                          (As Adopted on July 1, 2003)

      Sands Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), and other applicable laws and regulations.

      1.    GENERAL STATEMENT OF POLICY
            ---------------------------

      The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client.

      The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

      The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

      2.    PROXY COMMITTEE; PROXY VOTING GUIDELINES
            ----------------------------------------

      The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

      The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser's Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

      The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

      3.    PROXY VOTING PROCEDURE
            ----------------------

      The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

      Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

      The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

      4.    CONFLICTS OF INTEREST
            ---------------------

      The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

      Whenever an analyst determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

            A.    Identifying Conflicts of Interest
                  ---------------------------------

      For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the Proxy Committee.

      The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

            1. SIGNIFICANT BUSINESS RELATIONSHIPS - The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

            2. SIGNIFICANT PERSONAL OR FAMILY RELATIONSHIPS - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

            3. CONTACT WITH PROXY COMMITTEE MEMBERS - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

            B.    Determining Whether a Conflict is Material
                  ------------------------------------------

      In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

            C.    Voting Proxies Involving a Material Conflict
                  --------------------------------------------

      In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

      The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

      The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

      5.    DISCLOSURE
            ----------

      In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted . It is the Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

-------------------
* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

      6.    RECORD RETENTION
            ----------------

      The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.


Attachments

      Schedule A    -  Members of the Proxy Committee

      Exhibit 1     -  Sands Capital Management, Inc. Proxy Voting Guidelines

                                   SCHEDULE A

                         Members of the Proxy Committee

                            Frank M. Sands, Sr., CFA
                            Frank M. Sands, Jr., CFA
                               William L. Johnson
                                Dana M. McNamara

                         SANDS CAPITAL MANAGEMENT, INC.

                             PROXY VOTING GUIDELINES
                             -----------------------

         One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.  VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

D.    SIZE OF THE BOARD

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A.    POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.    FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of "superstock".

E.    SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      1.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
            BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                          VII. STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D.    CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

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                       IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.


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                             JS ASSET MANAGEMENT LLC

The procedures for receipt and voting of proxies by JS Asset Management LLC are as follows:

1. The client notifies their custodian bank to forward all proxies for their account with JS Asset Management to the following address:

                           Institutional Shareholder Services, Inc.
                           VAS / 2729 / JS ASSET MANAGEMENT
                           2099 Gaither Road, Suite 501
                           Rockville, MD  20850-4045

2. JS Asset Management tracks the client portfolio(s) to ensure current listing of all securities held.

3. JS Asset Management tracks the shareholder meeting dates to ensure that all proxies are voted in a timely manner. Any discrepancies with the custodian bank over number of shares entitled to vote as of the record date are reconciled. Institutional Shareholder Services, Inc. contacts the appropriate custodian or proxy distribution agent if no share positions are reported via ADP or if no proxy cards are received.

4. JS Asset Management reviews the Institutional Shareholder Services (ISS) analyses of the proxy issues thoroughly and then communicates its voting position to Institutional Shareholder Services (ISS) electronically. ISS then executes the votes.

5. If a material conflict is present, JS Asset Management will follow the recommendation of ISS and will vote those shares accordingly.

6. JS Asset Management records and cross references all proxies to ensure they are received and voted.

7. JS Asset Management provides a report quarterly or annually summarizing securities voted with the supporting documentation of positions taken. Reports are available to non-ERISA clients upon request. ERISA clients automatically receive quarterly reports.

8. Copies of proxy statements are available from the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system.

9. JS Asset Management's Proxy Policy is reviewed annually by the firm's Proxy Committee. The members of this committee are CIO John Schneider, CCO Marvin Barge and Proxy Administrator Kathryn Brown.


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SUMMARY:

The Proxy Policy contains guidelines for reviewing all proxy proposals in a way that is consistent and that facilitates voting solely in the interests of plan participants and beneficiaries, and for the exclusive purpose of providing economic benefits to them. These guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case.

In general, JS Asset Management votes "FOR" those proposals that more closely link the fortunes of employees and management to the performance of the corporation's stock and/or aid in accountability to shareholders (plan participants and beneficiaries). Proxy proposals that serve to entrench management or reduce management's accountability to shareholders are typically voted "AGAINST."


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